UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 11, 2023

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 11, 2023, TrueBlue, Inc. held its annual meeting of shareholders. A total of 30,204,890 shares of the company’s common stock outstanding and entitled to vote were present at the annual meeting in person or by proxy. At the annual meeting, the shareholders voted to: (a) elect each of the eight nominees for director to serve until the 2024 Annual Meeting of Shareholders, (b) approve, on an advisory basis, an annual frequency on future advisory votes on executive compensation, (c) approve, on an advisory basis, the compensation of the company’s named executive officers, (d) approve the amendment and restatement of the 2016 Omnibus Incentive Plan, (e) approve the amendment and restatement of the 2010 Employee Stock Purchase Plan and (f) ratify the selection of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results were as follows:

(a)Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Colleen B. Brown	28,866,885	171,934	4,339	1,161,732
Steven C. Cooper	28,915,936	122,890	4,332	1,161,732
William C. Goings	28,894,097	144,372	4,689	1,161,732
Kim Harris Jones	28,904,207	134,412	4,539	1,161,732
R. Chris Kreidler	28,911,317	128,203	3,638	1,161,732
Sonita F. Lontoh	28,909,316	130,153	3,689	1,161,732
Jeffrey B. Sakaguchi	28,304,998	734,522	3,638	1,161,732
Kristi A. Savacool	28,792,977	246,543	3,638	1,161,732

(b)Advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,238,173	2,617	2,767,679	34,689	1,161,732

After consideration of these voting results and other factors, the company’s Board of Directors determined that the company will continue to hold an advisory say-on-pay vote annually. The company’s Board of Directors will re-evaluate this determination after the next shareholder advisory vote on the frequency of say-on-pay votes.

(c)Advisory vote on compensation of the company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
25,477,400	3,528,043	37,715	1,161,732

(d)Approval of the amendment and restatement of the company’s 2016 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
27,027,436	1,966,267	49,455	1,161,732

(e)Approval of the amendment and restatement of the company’s 2010 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
28,877,316	114,870	50,972	1,161,732

(f)Ratification of the appointment of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
29,957,587	235,893	11,410

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith

104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	May 15, 2023	By:	/s/ Garrett R. Ferencz
Garrett R. Ferencz
Executive Vice President, Chief Legal Officer